UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

COLE CREDIT PROPERTY TRUST III, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

COLE CREDIT PROPERTY TRUST III, INC.

2325 East Camelback Road, Suite 1100

Phoenix, Arizona 85016

April 10, 2013

Dear Stockholder:

You are cordially invited to attend our 2013 Annual Meeting of Stockholders to be held on Wednesday, June 19, 2013, at 11:00 a.m. local time at The Ritz-Carlton, Phoenix located at 2401 E. Camelback Road, Phoenix, Arizona 85016.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2013 Annual Meeting of Stockholders and Proxy Statement, and include the election of five directors and the approval of an amendment and restatement of our charter. We are pursuing a listing of our common stock on the New York Stock Exchange, which would provide our stockholders with greater access to liquidity with the flexibility to sell or retain shares based on public market value. We believe that an amendment and restatement of our charter is desirable in order to successfully list our shares of common stock on the New York Stock Exchange. If the proposed amendment and restatement of our charter is not approved, we currently do not intend to become a listed company. We are not, however, prohibited from doing so.

It is extremely important that you vote your shares, even if you only own a small number of shares.

Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Cole Credit Property Trust III, Inc. and for a discussion of the business to be considered at the meeting.

It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR AUTHORIZE YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Authorizing a proxy to vote your shares does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

Marc T. Nemer Chief Executive Officer and President

COLE CREDIT PROPERTY TRUST III, INC.

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 19, 2013

To Cole Credit Property Trust III, Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Cole Credit Property Trust III, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Wednesday, June 19, 2013, at 11:00 a.m. local time at The Ritz-Carlton, Phoenix located at 2401 E. Camelback Road, Phoenix, Arizona 85016. The purposes of the meeting are to consider and vote upon:

1.	The election of five directors to hold office until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	Approval of an amendment and restatement of our charter to be effective immediately prior to a listing of our common stock on the New York Stock Exchange (the “NYSE”); and

3.	Transaction of such other business as may properly come before the meeting or any postponement or adjournment thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on March 22, 2013 are entitled to receive this notice and to vote at the meeting. We reserve the right, in our sole discretion, to postpone or adjourn the 2013 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting for any or all of the above purposes of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 19, 2013.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.eproxy.com/cole.

You may obtain directions to attend the 2013 Annual Meeting of Stockholders of the Company by

calling 1-866-907-2653.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER (A) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR (B) AUTHORIZE YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors

Kenneth R. Christoffersen Secretary

Phoenix, Arizona

April 10, 2013

PLEASE VOTE – YOUR VOTE IS IMPORTANT

COLE CREDIT PROPERTY TRUST III, INC.

2325 East Camelback Road, Suite 1100

Phoenix, Arizona 85016

PROXY STATEMENT

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2013 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why did you send me this proxy statement?

A:	Our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2013 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, the proxy card and our 2012 annual report to stockholders are being mailed to you on or about April 12, 2013.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to vote your shares of common stock at the annual meeting. The person who will vote your shares of common stock at the annual meeting is either D. Kirk McAllaster, Jr. or Kenneth R. Christoffersen. One or both of them will vote your shares of common stock as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR ALL of the director nominees and FOR the amendment and restatement of our charter. With respect to any other proposals properly presented at the meeting for voting, your shares will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of one or both of the proxies. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or authorize your proxy by telephone or over the Internet to us as soon as possible, whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Wednesday, June 19, 2013, at 11:00 a.m. local time at The Ritz-Carlton, Phoenix located at 2401 E. Camelback Road, Phoenix, Arizona 85016.

Q:	How many shares of common stock can vote?

A:	As of the close of business on the record date of March 22, 2013, there were 481,310,385 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on March 22, 2013 is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes.

Q:	What is a “quorum”?

A:	A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares entitled to vote. There must be a quorum present in order for business to be transacted at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q:	What may I vote on?

A:	You may vote on (1) the election of nominees to serve on our board of directors, (2) the amendment and restatement of our charter, and (3) any other proposal properly presented for a vote at the annual meeting.

Q:	How does the board of directors recommend I vote on the proposals?

A:	The board of directors recommends a vote “FOR ALL” nominees for election as director who are named as such in this proxy statement and “FOR” the amendment and restatement of our charter.

Q:	Why is the board of directors seeking to amend and restate the charter?

A:	On March 5, 2013, we entered into a merger agreement to acquire, and on April 5, 2013 we acquired, Cole Holdings Corporation – our sponsor – and its subsidiaries, including those that serve as our advisor, property manager and dealer manager. When the acquisition of Cole Holdings Corporation was completed, we became a self-advised and self-administered company, which means that we provide our own investment, administrative, management, maintenance and other real estate services internally through our own employees. Simultaneously with our announcement of our agreement to acquire Cole Holdings Corporation, we announced our intent to list our shares of common stock on the NYSE.

A charter amendment and restatement is desirable in connection with a listing of our common stock. Our charter currently includes certain provisions required by the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association (the “NASAA REIT Guidelines”) which apply to REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange. If we become a listed company, it will no longer be necessary for our charter to include these provisions from the NASAA REIT Guidelines, which are not typically included in the charters of exchange-traded REITs and other companies, including our competitors. In addition to removing those NASAA REIT Guidelines provisions from our charter that will no longer be necessary upon our listing, we are seeking to update our charter in other respects to reflect recent developments in public company governance and to more closely reflect NYSE listed company standards. We believe operating under our existing charter as a listed company could restrict our ability to compete effectively for investment opportunities and management talent and to attract and retain independent directors.

In addition, we are proposing certain other changes to our charter, including the removal of certain provisions governing our relationship with an external advisor and sponsor (which are no longer applicable following our acquisition of Cole Holdings Corporation), certain changes for clarification purposes (e.g., the deletion of certain provisions that will automatically cease to be effective upon listing) and other changes to make our charter consistent with the Maryland General Corporation Law, under which we are formed.

If approved by our stockholders, we expect the charter amendment and restatement to take effect immediately prior to the listing. We only intend to cause the charter amendment and restatement to become effective in connection with a listing of our common stock. If the proposed amendment and restatement of our charter is not approved, we currently do not intend to become a listed company. We are not, however, prohibited from doing so; and we may consider becoming a listed company under these circumstances if the Board determines that a listing without the amendment and restatement of our charter would be in the best interests of stockholders. If we were to decide to list our common stock without the amendment and restatement of our charter, we believe that operating under our existing charter as a listed company could restrict our ability to compete effectively for investment opportunities and management talent and to attract and retain directors.

Q:	Why is the company pursuing a listing of the common stock?

A:

Our acquisition of Cole Holdings Corporation will facilitate the listing of our shares of common stock on the NYSE, and we agreed with Cole Holdings Corporation to pursue a listing. With a successful listing on the NYSE as planned, our stockholders will have greater access to liquidity with the flexibility to sell or retain shares based on public market value. For our stockholders, this represents the opportunity to achieve a

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liquidity event substantially earlier than was previously anticipated. Currently, our stockholders’ options for liquidity are very limited. In addition, as a listed company, we will have the opportunity to better access institutional investors and related capital sources.

There can be no assurance that we will successfully list our common stock on the NYSE or that, if we are successful in listing, an active trading market for our common stock will develop and be sustained or that the price at which our common stock may trade in the future will increase.

Q:	What would be the consequences of a failure to approve the proposed amendment and restatement of our charter?

A:	If the proposed amendment and restatement of our charter is not approved, we currently do not intend to become a listed company. We are not, however, prohibited from doing so; and we may consider becoming a listed company under these circumstances if the Board determines that a listing without the amendment and restatement of our charter would be in the best interests of stockholders. If we were to decide to list our common stock without the amendment and restatement of our charter, we believe that operating under our existing charter as a listed company could restrict our ability to compete effectively for investment opportunities and management talent and to attract and retain directors.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on March 22, 2013, the record date, is entitled to vote at the annual meeting.

Q:	How do I vote?

A:	You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may authorize their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may authorize a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you also may vote in person, and any previous proxies that you authorized will be superseded by the vote that you cast at the annual meeting. You may also attend the annual meeting without revoking any previously authorized proxy. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted (1) FOR ALL nominees for director, (2) FOR the amendment and restatement of our charter, and (3) with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxies.

Q:	Will my vote make a difference?

A:	Yes. Your vote is very important to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.

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Q:	What if I return my proxy card and then change my mind?

A:	You have the right to revoke your proxy at any time before the vote by:

(1)	notifying Kenneth R. Christoffersen, our secretary, in writing at our offices located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016;

(2)	attending the meeting and voting in person; or

(3)	returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the annual meeting other than the election of directors and the amendment and restatement of our charter, if any other business is properly presented at the annual meeting, your proxy gives authority to D. Kirk McAllaster, Jr., our executive vice president, chief financial officer and treasurer, and Kenneth R. Christoffersen, our secretary, or either of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Who pays the cost of this proxy solicitation?

A:	The Company will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:	No. In addition to mailing proxy solicitation material, our directors, officers and employees, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors, officers or employees for such services. We have retained Boston Financial Data Services, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of such services to the Company to be approximately $177,000.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:	While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll free at 1-866-907-2653 to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Whom should I call if I have any questions?

A:	If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Boston Financial Data Services, Inc.

P.O. Box 55046

Boston, Massachusetts 02205-9836

Call toll free: 1-888-409-4185

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PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all five members of our board of directors. Those persons elected will serve as directors until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:

•	Christopher H. Cole

•	Marc T. Nemer

•	Thomas A. Andruskevich

•	Scott P. Sealy, Sr.

•	Leonard W. Wood

Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.

If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting for the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

The vote of holders of a majority of all shares entitled to vote who are present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the board of directors, is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes cast against each director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL EXCEPT” will be considered a vote in favor of all nominees except those nominees you specifically list and have the effect of a vote against the nominees you specifically list. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “WITHHOLD ALL” will have the effect of a vote against all directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES FOR ELECTION AS DIRECTORS

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.

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Board Membership Criteria and Selection of Directors

The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our current charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage. The foregoing experience requirements will be removed from our charter if the amendment and restatement of our charter is approved by the stockholders and becomes effective at listing pursuant to Proposal 2 described in this proxy statement.

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.

In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. We have not employed and do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.12 of our bylaws.

In considering possible candidates for election as a director, the board of directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our board of directors may also consider an assessment of its diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

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Director Nominees

Our board of directors has nominated each of the following individuals for election as a director to serve until our 2014 Annual Meeting of Stockholders and until his successor is elected and qualifies. Each nominee currently is a director of the Company, and Messrs. Andruskevich, Sealy and Wood are independent directors.

Name	Age	Positions
Christopher H. Cole	60	Executive Chairman of the Board

Marc T. Nemer	40	Director, Chief Executive Officer and President

Thomas A. Andruskevich	62	Director (Independent)

Scott P. Sealy, Sr.	66	Director (Independent)

Leonard W. Wood	66	Director (Independent)

Christopher H. Cole has served as our executive chairman of the board since April 2013. Mr. Cole also served as our chairman, chief executive officer and president from our formation in January 2008 until April 2013. He served as the chief executive officer of Cole REIT Advisors III, LLC (“CR III Advisors”), our advisor, from its formation in January 2008 until June 2011, as its president from January 2008 until April 2010 and as its treasurer from January 2008 until September 2008. Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust, Inc. (“CCPT I”) since its formation in March 2004. He served as the chief executive officer of Cole REIT Advisors, LLC (“CCPT I Advisors”) from its formation in April 2004 until June 2011, and previously served as president from April 2004 until March 2007 and from October 2007 until April 2010. Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust II, Inc. (“CCPT II”) since its formation in September 2004. He served as the chief executive officer of Cole REIT Advisors II, LLC (“CCPT II Advisors”) from its formation in September 2004 until June 2011, and previously served as president from September 2004 until March 2007 and from October 2007 until April 2010. He has served as the chairman, chief executive officer and president of Cole Corporate Income Trust, Inc. (“Cole Corporate Income Trust”) since its formation in April 2010. He served as the chief executive officer of Cole Corporate Income Advisors, LLC (“Cole Corporate Income Advisors”) from its formation in April 2010 until June 2011. He has served as the chairman, chief executive officer and president of Cole Credit Property Trust IV, Inc. (“CCPT IV”) since its formation in July 2010. He served as the chief executive officer of Cole REIT Advisors IV, LLC (“CCPT IV Advisors”) from its formation in July 2010 until June 2011. Mr. Cole has served as the sole director of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) since its formation in February 2013, and as its chairman, president and chief executive officer since March 2013. Mr. Cole has served as the chairman, chief executive officer and president of Cole Real Estate Income Strategy (Daily NAV), Inc. (“Cole Income NAV Strategy”) since its formation in July 2010. He served as the chief executive officer of Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC (“Cole Income NAV Strategy Advisors”) from its formation in July 2010 until June 2011.

Mr. Cole was the sole shareholder of Cole Holdings Corporation since its formation in August 2004 until April 2013, served as its chairman from October 2007 until April 2013, and previously served as its chief executive officer from August 2004 until June 2011, as its president and treasurer from August 2004 until April 2010, and as its secretary from October 2007 to April 2010. Mr. Cole has also been engaged as a general partner in the structuring and management of real estate limited partnerships since February 1979. Mr. Cole previously served as the treasurer of Cole Realty Advisors, Inc. (“Cole Realty Advisors”) from its formation in November 2002 until September 2009, as its chief executive officer from December 2002 until June 2011, as its president from November 2002 until March 2007 and from October 2007 until September 2009, and as its secretary from November 2002 until December 2002. Mr. Cole previously served as the treasurer of Cole Capital Partners, LLC (“Cole Capital Partners”) from January 2003 until April 2010, as its chief executive officer from January 2003 until June 2011, and as its president from January 2003 to March 2007 and from October 2007 until April 2010. Mr. Cole previously served as the treasurer of Cole Capital Advisors, Inc. (“Cole Capital Advisors”) from its formation in November 2002 until April 2010, as its chief executive officer from December 2002 until June 2011, as its president from November 2002 until March 2007 and from October 2007 until April 2010, and as its secretary from November 2002 until December 2002.

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Mr. Cole has served as the chief executive officer and treasurer of Cole Growth Opportunity Fund I GP, LLC since its formation in March 2007. Mr. Cole served as the executive vice president and treasurer of Cole Capital Corporation from December 2002 until January 2008. Mr. Cole has been the sole director of Cole Capital Corporation since December 2002. Mr. Cole was selected to serve as a director of the Company because he is the chief executive officer of the Company, and Mr. Cole’s experience and relationships in the non-traded real estate investment trust (“REIT”) and real estate industries, along with his knowledge of the Company are believed to provide significant value to the board of directors.

Marc T. Nemer has served as a director since May 2010 and as our chief executive officer and president since April 2013. Mr. Nemer served as chief executive officer of Cole Holdings Corporation from June 2011 and as its president from April 2010 until April 2013. He has served as president, secretary and treasurer of Cole Capital Corporation since January 2008. He has served as chief executive officer of CR III Advisors since June 2011 and its president since April 2010, and previously served as executive vice president and managing director of capital markets from September 2008 until April 2010, and as executive vice president, securities and regulatory affairs from its formation in January 2008 until September 2008. Mr. Nemer has served as a member of the boards of directors of CCPT I and Cole Income NAV Strategy since May 2010 and January 2012, respectively. He previously served as a member of the boards of directors of CCIT and CCPT IV from January 2011 until April 2013 and March 2012 until April 2013, respectively. Mr. Nemer has served as chief executive officer of CCPT I Advisors and CCPT II Advisors since June 2011 and as president of each since April 2010, and previously served as executive vice president and managing director of capital markets of each from March 2008 until April 2010, and as executive vice president, securities and regulatory affairs of each from October 2007 until March 2008. He has served as chief executive officer of Cole Corporate Income Advisors since June 2011 and as its president since its formation in April 2010. Mr. Nemer has served as chief executive officer of CCPT IV Advisors since June 2011 and as its president since its formation in July 2010. Mr. Nemer has served as the chief executive officer of Cole Income NAV Strategy Advisors since June 2011 and as its president since its formation in July 2010. He has served as chief executive officer and president of Cole Corporate Income Advisors II, LLC (“CCIT II Advisors”) since its formation in February 2013. Mr. Nemer has served as chief executive officer for Cole Realty Advisors since June 2011, and previously served as its executive vice president and managing director of capital markets from March 2008 to June 2011, as its executive vice president, securities and regulatory affairs from October 2007 until March 2008, and as its vice president, legal services and compliance from March 2007 until October 2007. He has served as chief executive officer of Cole Capital Advisors and Cole Capital Partners since June 2011 and as president of each since April 2010, and previously served as executive vice president and managing director of capital markets of each from March 2008 to April 2010, as executive vice president, securities and regulatory affairs of each from October 2007 until March 2008 and as vice president, legal services and compliance of each from March 2007 until October 2007. Mr. Nemer also served as legal counsel to Cole Capital Advisors from February 2006 to March 2007. Prior to joining Cole Holdings Corporation and its affiliates, Mr. Nemer was an attorney with the international law firm Latham & Watkins LLP, where he specialized in securities offerings (public and private), corporate governance, and mergers and acquisitions from July 2000 until February 2006. Prior to that, Mr. Nemer worked at the international law firm Skadden, Arps, Slate, Meagher & Flom LLP, where he worked as an attorney in a similar capacity from August 1998 until July 2000. Mr. Nemer earned a J.D. from Harvard Law School in 1998 and a B.A. from the University of Michigan in 1995. Mr. Nemer was selected to serve as a director of the Company because of his extensive knowledge and relationships within the non-traded REIT industry, his knowledge of the Company in his capacity as its chief executive officer and president, and his legal, regulatory and compliance experience, all of which are expected to bring valuable insight to the board of directors.

Thomas A. Andruskevich has served as an independent director since October 2008 and as a member of the audit committee since May 2012. Currently, he is the vice chairman of Birks & Mayors, Inc., a high-end jewelry retailer which is the successor entity of the merger of Henry Birks & Sons Ltd. (“Henry Birks & Sons”) with Mayors Jewelers, Inc. (“Mayors”). Mr. Andruskevich also currently serves as chairman of Mayors, a wholly owned subsidiary of Birks & Mayors, Inc. From November 2005 until March 2012, Mr. Andruskevich served as president and chief executive officer of Birks & Mayors, Inc. From June 1996 until November 2005, he served as president and chief executive officer of Henry Birks & Sons, and from August 2002, when Henry Birks & Sons

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acquired a controlling interest in Mayors, until March 2012 he served as president and chief executive officer of Mayors. From 1994 to 1996, Mr. Andruskevich was president and chief executive officer of the clothing retailer Mondi of America. From 1989 to 1994, he was executive vice president of international trade & fragrance of Tiffany & Co., and from 1982 to 1989, Mr. Andruskevich served as senior vice president and chief financial officer of Tiffany & Co. He is a member of the Advisory Board and of the Marketing Committee of Brazilian Emeralds, Inc. Mr. Andruskevich also serves as a member of the board of directors of Birks & Mayors, Inc. The board of directors selected Mr. Andruskevich to serve as a director of the Company and a member of the audit committee because of his extensive experience in the retail sector, including his significant contacts and relationships, and his former services as a chief financial officer and certified public accountant. The board believes that this experience will assist the board in its oversight of the Company’s acquisition and leasing activities.

Scott P. Sealy, Sr. has served as an independent director since October 2008. From January 2012 until April 2013, Mr. Sealy served as a member of the board of directors of CCPT IV and as a member of its audit committee. Mr. Sealy has been a principal of Sealy & Company, Incorporated, a real estate and investment company, since 1968 and has served as chairman of the board of directors since February 2000. Mr. Sealy provides strategic planning and business development for the company, which is in the business of acquisitions, repositioning and ground-up development of regional distribution and industrial facilities. During his tenure, Sealy & Company, Incorporated and its affiliates have acquired or developed and sold over $1 billion of industrial real estate totaling approximately 31 million square feet. In 2008, Sealy & Company, Incorporated entered into a $200 million joint venture with California State Teachers’ Retirement System. The joint venture, named SeaCal, pursues the acquisition and development of value-added industrial and office properties. Mr. Sealy is a member of the Society of Industrial and Office Realtors and has served as a chapter president, a member of its national board of directors, and a member of its strategic planning committee. The board of directors selected Mr. Sealy to serve as a director of the Company because of his significant real estate and leadership experience as a fiduciary to other real estate programs. The board believes that this experience will assist the board of directors in its strategic and operational initiatives.

Leonard W. Wood has served as an independent director since October 2008 and as the chairman of the audit committee since December 2008. From January 2011 until April 2013, Mr. Wood served as a member of the board of directors of CCIT and as a member of its audit committee. Mr. Wood has over 26 years of real estate industry leadership experience, most recently serving as a member of the investment committee and the management board of GLJ Partners, LLC, a Southern California based residential development and construction company, which he joined in November 2007. In April 1998, Mr. Wood founded Wood Partners, L.L.C. (“Wood Partners”), a developer of apartment and condominium homes in the Baltimore/Washington, D.C. area, the Southeastern United States, Florida, Texas, Colorado, Nevada, Arizona and California. Mr. Wood served as the managing principal of Wood Partners from its inception until the time of Mr. Wood’s retirement from Wood Partners in November 2007. During that period of time, Wood Partners had started over 38,000 multi-family units representing an investment of more than $5.3 billion. Mr. Wood continues to serve as a member of the board of directors of Wood Partners. Prior to founding Wood Partners, Mr. Wood worked with Trammell Crow Residential from 1982 until 1998. During his time with Trammel Crow Residential, Mr. Wood was responsible, at various times, for the Southeast, Midwest and Southwest regions, overseeing the acquisition, development, maintenance and sale of the company’s apartment assets in those regions. Mr. Wood holds a bachelor of science degree from North Carolina State University and a M.B.A. from the University of North Carolina, and was a North Carolina CPA from 1973 to 1985. Mr. Wood is a past chairman of the Multi-Family Leadership Board of the National Association of Home Builders and a past chairman of the National Multi Housing Council. Mr. Wood is a Governor, past Trustee, and past chairman of the Multi Family Council of the Urban Land Institute. He also serves on the Board of Visitors of the University of North Carolina’s Kenan-Flagler Business School. In 2007, Mr. Wood founded the Wood Center for Real Estate Studies as a part of the Kenan-Flagler Business School. The board of directors selected Mr. Wood to serve as a director of the Company because of his deep knowledge of the real estate industry, particularly in the financial and operational segments, along with his experience in successfully growing and exiting a real estate company. The board believes that Mr. Wood’s

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experience will be a valuable resource to the board of directors, particularly in matters relating to the acquisition and financing of real estate assets.

Board Meetings and Annual Stockholder Meeting

The board of directors held six meetings during the fiscal year ended December 31, 2012. Each director attended at least 75% of his board and committee meetings in 2012. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend. All of our directors attended our 2012 Annual Meeting of Stockholders by conference telephone when the meeting was originally convened on May 31, 2012; however, we were required to adjourn the meeting until June 26, 2012 because of the absence of a quorum. Three of our directors attended the reconvened meeting by conference telephone.

Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. The board consults with our legal counsel to ensure that the board’s determinations are consistent with our charter and applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Andruskevich, Sealy and Wood, who comprise a majority of our board, qualify as independent directors. A copy of our independent director definition, which is contained in our charter and complies with the requirements of the NASAA REIT Guidelines, was attached as an appendix to the proxy statement for our 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2012. However, the independent director definition that is currently in our charter would be eliminated if the amendment and restatement of our charter is approved by the stockholders and becomes effective pursuant to Proposal 2 described in this proxy statement. Although our shares currently are not listed for trading on any national securities exchange, our independent directors also meet the current independence and qualifications requirements of the NYSE.

Board Committees

Audit Committee

The board maintains one standing committee, the audit committee, to assist in fulfilling its responsibilities. The audit committee is composed of Mr. Wood (chairman) and Mr. Andruskevich, both of whom are independent directors. The audit committee reports regularly to the full board. The audit committee meets periodically during the year, usually in conjunction with regular meetings of the board. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our website at https://www.colecapital.com/corporate-governance by clicking on “CCPT III Audit Committee Charter.”

Although our shares currently are not listed for trading on any national securities exchange, both members of the audit committee meet the current independence and qualifications requirements of the NYSE, as well as our charter, the proposed amendment and restatement of our charter pursuant to Proposal 2 described in this

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proxy statement and applicable rules and regulations of the SEC. While both members of the audit committee have significant financial and/or accounting experience, the board of directors has determined that Mr. Wood satisfies the SEC’s requirements for an “audit committee financial expert” and has designated Mr. Wood as our audit committee financial expert. The audit committee met four times during 2012.

Compensation Committee

Our board of directors believes that it has been appropriate for our board not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, and non-independent directors did not receive compensation directly from us for services rendered to us until our April 5, 2013 acquisition of Cole Holdings Corporation. However, we anticipate that the board will establish a compensation committee, as the acquisition has been completed.

Nominating Board of Directors – Functions

We believe that our board of directors is qualified to perform the functions typically delegated to a nominating committee, and that the formation of a separate committee is not necessary at this time. Therefore, all members of our board of directors develop the criteria necessary for prospective members of our board of directors and participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to conduct searches and interviews for prospective director candidates, if necessary, review background information for all candidates for the board of directors, including those recommended by stockholders, and formally propose the slate of director nominees for election by the stockholders at the annual meeting.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Cole Credit Property Trust III, Inc. Audit Committee, c/o Corporate Secretary, 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

The chairman of the audit committee will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the audit committee to the members of the audit committee for review.

Board Leadership Structure; Independent Lead Director

Christopher H. Cole serves as our chairman of the board of directors and, since April 2013, Marc T. Nemer has served as our chief executive officer. The board of directors believes that it is important for an internally managed company preparing for NYSE listing to achieve independent oversight and management accountability. The independent directors have determined that the most effective board of directors leadership structure for the Company is for the chief executive officer to be separate from the chairman of the board of directors. The independent directors believe that this will allow our chief executive officer to be responsible for the day-to-day operation of the Company and for executing the Company’s strategy, while allowing the chairman to focus on assisting the entire board of directors and to serve as a liaison between the board of directors and the company’s management. The board of directors does not have a lead independent director, but retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate.

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The board of directors also believes that the Company’s governance practices provide for strong independent leadership and independent discussion among directors. Some of the relevant processes and other corporate governance practices include:

•

A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates prior to and including our acquisition of Cole Holdings Corporation were approved by a majority of the independent directors. The audit committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

The Board’s Role in Risk Oversight

The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.

The full board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of our Company’s executive officers and our advisor. In particular, the board of directors may determine at any time to terminate the advisor, and must re-authorize the advisory agreement on an annual basis.

In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The audit committee reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our board of directors, our officers and employees, and the employees of our advisor. The policy may be located on our website at https://www.colecapital.com/corporate-governance by clicking on “CCPT III Code of Business Conduct and Ethics.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors

Directors who are also officers or employees of the Company, our advisor or their affiliates (Messrs. Cole and Nemer) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each non-employee director receives compensation for service on the board of directors and any of its committees as provided below:

•	an annual retainer of $50,000;

•	$2,000 for each board meeting attended in person;

•	an additional annual retainer of $7,500 to the chairman of the audit committee;

•	$2,000 for each committee meeting attended in person (the audit committee chairperson receives an additional $500 per audit committee meeting for serving in that capacity);

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•	$1,500 per board or committee meeting attended by telephone conference; and

•

in the event that there is a meeting of the board of directors and one or more committees on a single day, the fees paid to each director will be limited to $2,500 per day ($3,000 per day for the chairperson of the audit committee, if there is a meeting of that committee).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors. Independent directors are not reimbursed by the Company, our sponsor, our advisor or any of their affiliates for spouses’ expenses to attend events to which spouses are invited.

Director Compensation Table

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2012:

Name	Fees Earned or Paid in Cash	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (1)($)	Total ($)
Christopher H. Cole	$—	$—	$—	$—	$—	$—	$—
Marc T. Nemer	—	—	—	—	—	—	—
Thomas A. Andruskevich (2)	$219,500	—	—	—	—	$2,675	$222,175
Marcus E. Bromley (3)	$23,584	—	—	—	—	$147	$23,731
Scott P. Sealy, Sr. (2)	$217,750	—	—	—	—	$1,206	$218,956
Leonard W. Wood (2)	$278,500	—	—	—	—	$2,645	$281,145

(1)	Amount represents reimbursement of travel expenses incurred by directors to attend various director meetings.
(2)	The fees earned by Messrs. Andruskevich, Sealy and Wood include (a) $158,000, $157,000 and $208,500, respectively, for services as members or, in the case of Mr. Wood, chairman, of a special committee of our board of directors, and (b) $34,000, $32,000 and $34,500, respectively, that were not yet paid as of December 31, 2012.
(3)	Mr. Bromley resigned from the board of directors on May 25, 2012. No additional compensation was paid in connection with such resignation.

Compensation Committee Interlocks and Insider Participation

The Company does not have a standing compensation committee and prior to April 5, 2013, we did not separately compensate our executive officers. During the fiscal year ended December 31, 2012, our executive officers, Messrs. Cole and McAllaster, both served as directors and executive officers of CCPT I, and as executive officers of CCPT II, Cole Corporate Income Trust, Cole Income NAV Strategy and CCPT IV. In addition, Mr. Cole served as a director of CCPT II, Cole Corporate Income Trust, Cole Income NAV Strategy and CCPT IV. Since Messrs. Cole and McAllaster were also officers of CR III Advisors and/or its affiliates during the year ended December 31, 2012, they did not receive any separate compensation from us for service as our executive officers and/or directors, and also did not receive any separate compensation from CCPT I, CCPT II, Cole Corporate Income Trust, Cole Income NAV Strategy and CCPT IV for their service as executive officers and/or directors of those entities. See “Transactions with Related Persons, Promoters and Certain Control Persons” below for a description of the transactions during the year ended December 31, 2012 between the Company and companies with which Messrs. Cole and McAllaster are affiliated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to

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file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2012 or written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during the year ended December 31, 2012.

Executive Officers

In addition to Christopher H. Cole and Marc T. Nemer, the following individual currently serves as an executive officer of the Company:

D. Kirk McAllaster, Jr., age 46, has served as our executive vice president, chief financial officer and treasurer since our formation in January 2008, and served as our secretary from January 2008 to November 2010. He also has served as executive vice president and chief financial officer (REITs and real estate funds) of CR III Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in January 2008 until January 2012. Mr. McAllaster has also served as executive vice president and chief financial officer of CCPT I and CCPT II since October 2007, as the treasurer of each since May 2011, and has been a member of the board of directors of CCPT I since May 2008. He has served as executive vice president and chief financial officer (REITs and real estate funds) of CCPT I Advisors and CCPT II Advisors since January 2012, and previously served as executive vice president and chief financial officer of each from March 2007 until January 2012, and as vice president, finance of each from December 2005 until March 2007. He has served as executive vice president, chief financial officer, and treasurer of Cole Corporate Income Trust since its formation in April 2010 and served as its secretary from April 2010 until August 2010 and from January 2011 until March 2011. He has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Corporate Income Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in April 2010 until January 2012. Mr. McAllaster has served as executive vice president, chief financial officer and treasurer of CCPT IV since its formation in July 2010. He also has served as executive vice president and chief financial officer (REITs and real estate funds) of CCPT IV Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in July 2010 until January 2012. He has served as the executive vice president, chief financial officer and treasurer of Cole Income NAV Strategy since its formation in July 2010. He has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Income NAV Strategy Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in July 2010 until January 2012. Mr. McAllister has served as the executive vice president, chief financial officer and treasurer of CCIT II since March 2013. He has served as executive vice president and chief financial officer (REITs and real estate funds) of CCIT II Advisors since its formation in February 2013. Mr. McAllaster has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Realty Advisors since January 2012 and as its treasurer since September 2009, and previously served as executive vice president and chief financial officer from March 2007 until January 2012. Mr. McAllaster has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Capital Partners and Cole Capital Advisors since January 2012, and previously served as executive vice president and chief financial officer of each from March 2007 until January 2012 and as vice president, finance of each from December 2005 until March 2007. Prior to joining Cole Holdings Corporation and its affiliates in May 2003, Mr. McAllaster worked for six years with Deloitte & Touche LLP, most recently as audit senior manager. He has over 20 years of accounting and finance experience in public accounting and private industry. Mr. McAllaster received a B.S. degree from California State Polytechnic University – Pomona with a major in Accounting. He is a Certified Public Accountant licensed in the states of Arizona and Tennessee and is a member of the American Institute of CPAs and the Arizona Society of CPAs.

Each of our executive officers has stated that there is no arrangement or understanding of any kind between him and any other person relating to his appointment as an executive officer.

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Compensation of Executive Officers

Prior to April 5, 2013, we had no employees and our executive officers, including our principal financial officer, did not receive compensation directly from us for services rendered to us. As a result, we did not have, and our board of directors had not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.

Our executive officers currently also serve as officers of CR III Advisors and/or its affiliates, including Cole Realty Advisors, our property manager, all of which became our wholly-owned subsidiaries following our acquisition of Cole Holdings Corporation, and prior to April 5, 2013, were compensated by these entities, in part, for their services to us. During the year ended December 31, 2012, we paid fees to such entities under our advisory agreement, dealer manager agreement and property management and leasing agreement. We also reimbursed CR III Advisors for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we paid to CR III Advisors, dealer-manager and property manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of April 5, 2013 regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 492,952,444 shares of common stock outstanding as of April 5, 2013. None of the shares in the following table has been pledged as security.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage

Christopher H. Cole	8,916,676	1.81%

Marc T. Nemer (3)	1,051,710	*

Thomas A. Andruskevich (4)	114,559	*

Scott P. Sealy, Sr.	—	*

Leonard W. Wood	200,156	*

D. Kirk McAllaster, Jr. (5)	144,272	*

All officers and directors as a group (6 persons)	10,427,373	2.12%

*	Represents less than 1% of the outstanding common stock.
(1)	The address of each beneficial owner listed is c/o Cole Credit Property Trust III, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following April 5, 2013. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(3)	Shares held by a revocable trust for which Mr. Nemer serves as trustee and has voting and investment power.
(4)	Includes 109,890 shares held by a revocable living trust for which Mr. Andruskevich serves as trustee and has voting and investment power.
(5)	Shares held by a family trust for which Mr. McAllaster serves as a trustee and shares voting and investment power.

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PROPOSAL 2

AMENDMENT AND RESTATEMENT OF CHARTER

Reasons for and General Effect of the Proposed Amendment and Restatement of Charter

On March 5, 2013, we entered into a merger agreement to acquire, and on April 5, 2013 we acquired, Cole Holdings Corporation – our sponsor – and its subsidiaries, including those that serve as our advisor, property manager and dealer manager. When the acquisition of Cole Holdings Corporation was completed, we became a self-advised and self-administered company, which means that we now provide our own investment, administrative, management, maintenance and other real estate services internally through our own employees. Simultaneously with our announcement of the proposed acquisition, we announced our intent to list our shares of common stock on the NYSE.

A charter amendment is desirable in connection with a listing of our common stock. Our charter currently includes certain provisions from the NASAA REIT Guidelines which apply to REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange. If we become a listed company, it will no longer be necessary for our charter to include these provisions from the NASAA REIT Guidelines, which are not typically included in the charters of exchange-traded REITs and other companies, including our competitors. In addition to removing those NASAA REIT Guidelines provisions from our charter that will become inapplicable upon our listing, we are seeking to update our charter in other respects to reflect recent developments in public company governance in order to more closely reflect NYSE listed company standards. We believe operating under our existing charter as a listed company could restrict our ability to compete effectively for investment opportunities and management talent and to attract and retain independent directors.

In addition, we are proposing certain other changes to our charter, including the removal of certain provisions governing our relationship with an external advisor and sponsor (which are no longer applicable following our acquisition of Cole Holdings Corporation), certain changes for clarification purposes (e.g., the deletion of certain provisions that will automatically cease to be effective upon listing) and other changes to make our charter consistent with the Maryland General Corporation Law.

Our board of directors has declared advisable the amendment and restatement of our charter contained in the Articles of Amendment and Restatement and directed that the proposal to amend and restate our charter be submitted for consideration at our 2013 Annual Meeting of Stockholders. A form of the Articles of Amendment and Restatement, marked to reflect the changes to our existing charter, is attached to this proxy statement as Annex 1, and the summary of the provisions of the Articles of Amendment and Restatement included below is qualified in its entirety by reference to Annex 1, which you should read in its entirety.

Set forth below is a summary of the material changes that we propose to make to our charter:

•

Delete the NASAA REIT Guidelines limitations on the voting rights which may be afforded to classes of common stock and preferred stock, respectively, in a private offering as other publicly traded companies generally do not have similar limitations.

•

Delete the NASAA REIT Guidelines prohibition on distributions in kind and add a provision specifically permitting dividends to be paid in shares of one class to the holders of shares of another class to provide the customary flexibility that other listed companies have, which would permit the Company to implement a phased-in liquidity program in connection with the listing of our common stock if our board of directors determines such a program to be in the best interests of the Company and our stockholders.

•	Delete the NASAA REIT Guidelines requirements related to certain stockholder suitability requirements that expire upon a listing as the provisions will no longer be applicable.

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•	Delete the NASAA REIT Guidelines restrictions on share repurchases which are uncommon in public company charters and reduce flexibility.

•	Delete the NASAA REIT Guidelines requirements related to distribution reinvestment plans that establish disclosure and withdrawal rights uncommon in public company charters.

•

Insert a provision stating that, after an automatic transfer of shares to a charitable trust has been made, to the extent a violation of certain transfer and ownership restrictions would nonetheless be continuing (for example, where the ownership of shares by a single charitable trust would violate the prohibition in the charter on transfers that would result in the Company being closely held), shares shall be transferred to a number of charitable trusts such that there is not a continuing violation of the transfer and ownership restrictions applicable for qualification as a REIT.

•

Delete the provisions related to tender offers that expire upon a listing, including (i) requiring any person making a tender offer, including a mini-tender offer, to comply with all of the provisions set forth in Regulation 14D that would be applicable if the tender offer was for more than five percent of the outstanding shares of common stock of the Company and (ii) in the event of a non-compliant tender offer, permitting the Company to redeem such non-compliant person’s shares, as the provisions will no longer be applicable.

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Delete the NASAA REIT Guidelines requirement that our board of directors be comprised of at least three directors. Under the Maryland General Corporation Law, our board of directors may be comprised of as few as one director. Also remove the requirement that a majority of the board of directors consist of independent directors (as defined by the NASAA REIT Guidelines). While NYSE rules would require that a majority of our directors be independent in order for us to list shares of our common stock, the NYSE definition of independence is less restrictive than the NASAA REIT Guidelines definition. Having flexibility with respect to the size of our board of directors and relying on the NYSE definition of independence will enable us to attract and retain independent directors. Our bylaws provide that the number of our directors shall not be less than the minimum number required by the Maryland General Corporation Law or our charter nor more than 15.

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Delete the NASAA REIT Guidelines requirement that each director hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies, as this provision is typically included in a company’s bylaws.

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Delete the NASAA REIT Guidelines requirements that any director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage our assets and that at least one independent director have at least three years of relevant real estate experience, as other publicly traded companies generally do not have similar restrictions in their charters.

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Delete the NASAA REIT Guidelines requirement that a majority of the members of all committees (even ad hoc committees) be independent directors as such requirements are more stringent than the NYSE rules with respect to committee composition.

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Delete the NASAA REIT Guidelines statement that directors serve in a fiduciary capacity and have fiduciary duties. Under the Maryland General Corporation Law, each director has a duty to act in good faith, with a reasonable belief that his or her action is in the company’s best interests and with the care of an ordinarily prudent person in a like position under similar circumstances. This change is advisable as it is not desirable to impose more stringent duties on directors than those required under Maryland law.

•	Delete the NASAA REIT Guidelines requirement that certain specified matters be approved by the independent directors in order to provide the customary flexibility that other listed companies have.

•	Delete the NASAA REIT Guidelines provisions related to the appointment of, supervision of and payment of enumerated fees to an external advisor as the provisions are no longer applicable.

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•

Delete the NASAA REIT Guidelines provisions limiting our investment objectives and requiring an annual review of our investment policies and prohibiting certain joint ventures and investments in equity securities as these provisions are not customarily included in listed company charters.

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Delete the NASAA REIT Guidelines prohibition provisions relating to affiliated transactions. Under Maryland law, a transaction between a company and any of its directors or any other entity in which any of its directors is a director or has a material financial interest is subject to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the company.

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Delete the conflict resolution procedures applicable to allocation of investments as it is not customary for publicly traded companies to have investment policies in their charter. In connection with our acquisition of Cole Holdings Corporation, the board of directors adopted changes to our investment allocation policies that the board of directors deemed appropriate.

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Delete the NASAA REIT Guidelines requirements that (a) an annual meeting of stockholders be held no less than 30 days after delivery of our annual report as this is not a customary requirement in listed company charters, (b) a director receive the affirmative vote of a majority of the shares present in order to be elected as Maryland law requires only a plurality of the votes cast and (c) a special meeting of stockholders be called upon the request of the holders of at least ten percent of the outstanding shares entitled to vote (under Maryland law, the percentage required to call a meeting can be as high as, and for a public company typically is, a majority).

•	Delete the provisions related to notice of stockholder meetings and quorum at such meetings as these provisions are typically included in a company’s bylaws.

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Delete the NASAA REIT Guidelines provision permitting stockholders to amend the charter without the concurrence of our board of directors, which is not permitted under the Maryland General Corporation Law.

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Delete the NASAA REIT Guidelines requirements related to stockholder approval of certain matters as the Maryland General Corporation Law already requires stockholder approval for such matters except in limited circumstances.

•	Delete the NASAA REIT Guidelines requirements related to inspection rights as the Maryland General Corporation Law already grants inspection rights.

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Delete the NASAA REIT Guidelines restrictions on voting of shares held by our advisor, directors and their affiliates regarding the removal of our advisor or directors or a transaction between our advisor, directors or their affiliates and us, as these are not customary restrictions in listed company charters.

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Delete the NASAA REIT Guidelines requirement that we provide a copy of our stockholder list to any stockholder upon request. The Maryland General Corporation Law requires only that a stockholder list be provided to stockholders of record of at least 5% of the outstanding shares of any class for at least six months.

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Delete the NASAA REIT Guidelines requirement that an annual report be provided to each stockholder within 120 days after the end of the fiscal year. The Maryland General Corporation Law already requires that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of stockholders and made available for inspection within 20 days thereafter.

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Delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, directors and officers and instead provide for exculpation, indemnification and advance of expenses to the maximum extent permitted by Maryland law as is common for public companies (including REITs) formed under Maryland law.

•	Delete the NASAA REIT Guidelines restrictions on roll-up transactions, which would otherwise cease to be applicable one year following listing.

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•	Delete the provisions related to certain required actions if our stock is not listed by the tenth anniversary of the termination of our initial offering as they will no longer be relevant.

If approved by our stockholders, immediately prior to the listing of our common stock, we plan to file Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland (the “SDAT”), which will be effective upon the acceptance for record of the Articles of Amendment and Restatement by the SDAT. We only intend to cause the charter amendment and restatement to become effective in connection with a listing of our common stock. If our stockholders do not approve the charter amendment, we currently do not intend to become a listed company, although we are not prohibited from deciding to list our common stock.

Vote Required

The proposal to amend and restate our charter requires the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. For purposes of the proposal to amend and restate our charter, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes against the proposal. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR” will be considered a vote in favor of the proposal to amend and restate our charter. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “AGAINST” will be considered a vote against the proposal to amend and restate our charter. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “ABSTAIN” will have the effect of a vote against the proposal to amend and restate our charter.

Consequences of Failure to Approve the Proposed Amendment and Restatement of Our Charter

If the proposed amendment and restatement of our charter is not approved, we currently do not intend to become a listed company. We are not, however, prohibited from doing so; and we may consider becoming a listed company under these circumstances if the Board determines that a listing without the amendment and restatement of our charter would be in the best interest of Stockholders. If we were to decide to list our common stock without the amendment and restatement of our charter, we believe that operating under our existing charter as a listed company could restrict our ability to compete effectively for investment opportunities and management talent and to attract and retain independent directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATMENT OF OUR CHARTER

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INDEPENDENT AUDITORS AND AUDIT COMMITTEE

Independent Auditors

During the year ended December 31, 2012, Deloitte & Touche LLP (“Deloitte & Touche”) served as our independent auditors and provided certain tax and other services. Deloitte & Touche has served as our independent auditors since our formation. Deloitte & Touche representatives will be present at the 2013 Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. In addition, the Deloitte & Touche representatives will be available to respond to appropriate questions posed by any stockholders. The audit committee has engaged Deloitte & Touche as our independent auditors to audit our financial statements for the year ending December 31, 2013. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

The audit committee reviewed the audit and non-audit services performed by Deloitte & Touche, as well as the fees charged by Deloitte & Touche for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte & Touche. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Deloitte & Touche for the years ended December 31, 2012 and 2011, are set forth in the table below.

	Year Ended December 31, 2012	Year Ended December 31, 2011
Audit fees	$1,004,165	$1,000,155
Audit-related fees	—	—
Tax fees	219,808	193,123
All other fees	—	—

Total	$1,223,973	$1,193,278

For purposes of the preceding table, Deloitte & Touche’s professional fees are classified as follows:

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Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte & Touche in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, audits of acquired properties or businesses, property audits required by loan agreements, and statutory audits for our subsidiaries or affiliates.

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Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC rules promulgated pursuant to the Sarbanes-Oxley Act of 2002.

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Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

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•	All other fees – These are fees for other permissible work performed that do not meet the above-described categories, including assistance with internal audit plans and risk assessments.

Pre-Approval Policies

The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.

All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of Deloitte & Touche. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy are to be disclosed to the full audit committee at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche for the years ended December 31, 2012 and 2011 were pre-approved in accordance with the policies and procedures described above.

Report of the Audit Committee

Pursuant to the audit committee charter adopted by our board of directors, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The audit committee is composed of two independent directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing, and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2012 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.

The audit committee reviewed with Deloitte & Touche, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the

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matters required to be discussed by the Statement on Auditing Standards No. 61, Professional Standards, as amended, and their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the audit committee has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC.

The audit committee discussed with Deloitte & Touche the overall scope and plans for the audit. The audit committee meets periodically with Deloitte & Touche, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2012 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

March 26, 2013	The Audit Committee of the Board of Directors: Leonard W. Wood (Chairman) Thomas A. Andruskevich

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Our independent directors reviewed the material transactions between our affiliates and us during the year ended December 31, 2012 and our acquisition of Cole Holdings Corporation. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms no less favorable to us than those available from unaffiliated third parties.

Acquisition of Cole Holdings Corporation

On March 5, 2013, we entered into the merger agreement to acquire, and on April 5, 2013 we acquired, Cole Holdings Corporation – our sponsor – and its subsidiaries, including those that serve as our advisor, property manager and dealer manager. Pursuant to the terms set forth in the merger agreement, at the effective time of the merger, the outstanding shares of common stock of Cole Holdings Corporation converted into the right to receive upfront consideration from us of $20.0 million in cash, subject to adjustment, and 10,711,225 newly-issued shares of our common stock. The merger agreement also includes the following contingent amounts to be paid by us: (i) 2,142,245 newly-issued shares of our common stock will be payable upon a listing of our common stock on the NYSE, and (ii) additional shares of our common stock are potentially payable in 2017 as an “earn-out” contingent upon the acquired business’ demonstrated financial success based on two criteria: the acquired business generating Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) above a minimum threshold and our stock performance relative to our peer group. The upfront stock consideration and the stock consideration upon listing are subject to a three-year lockup with approximately one-third of the shares released each year. The stock consideration payable in 2017 is subject to a lockup until December 31, 2017. Additionally, pursuant to the terms of our Advisory Agreement with CR III Advisors, as discussed below, Cole Holdings Corporation may receive an additional amount of our common stock based on the average closing price over a period of 30 consecutive trading days beginning 180 days after our shares of common stock are listed; however, Cole Holdings Corporation has agreed, as part of the transaction, to a 25% reduction from the amount payable under the Advisory Agreement as a result of a listing of our common stock. Cole Holdings Corporation was solely owned by Mr. Cole, our executive chairman and formerly our chief executive officer and president. Other executives of Cole Holdings Corporation received a portion of the consideration to be paid in connection with the transaction pursuant to certain bonus arrangements, including Mr. Nemer, our chief executive officer and president and one of our directors, and Mr. McAllaster, our executive vice president, chief financial officer and treasurer.

Advisory Agreement

We are party to an Advisory Agreement with CR III Advisors, whereby CR III Advisors manages our day-to-day operations and identifies and makes investments on our behalf; however, the Advisory Agreement will automatically terminate upon the listing of our common stock on the NYSE. Under the Advisory Agreement, we pay to CR III Advisors a monthly asset management fee equal to 0.0417% of our average invested assets and reimburse costs and expenses incurred by CR III Advisors in providing asset management services. Such fees and expenses recorded for the year ended December 31, 2012 totaled $32.4 million. We also pay to Cole Realty Advisors, which became our wholly-owned subsidiary following our acquisition of Cole Holdings Corporation, up to 2.0% of the contract purchase price of each property or asset that we acquire, along with reimbursement of acquisition expenses, subject to the limitation on the reimbursement of operating expenses set forth below. Such payments for the year ended December 31, 2012 totaled $50.6 million, of which $48.7 million were fees and $1.9 million were reimbursement of acquisition expenses. We also pay to CR III Advisors a financing coordination fee equal to 1.0% of the amount available under any debt financing that we obtain and use for the acquisition of properties and other investments. Such payments for the year ended December 31, 2012 totaled $11.1 million. We reimburse the expenses incurred by CR III Advisors in connection with its provision of administrative services, including related personnel costs, subject to the limitation that we do not reimburse CR III Advisors for any amount by which the operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceed the greater of (i) 2.0% of average invested assets, or (ii) 25.0% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and

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excluding any gain from the sale of assets for that period. Such expenses recorded for the year ended December 31, 2012 totaled $3.2 million. Additionally, for substantial assistance in connection with the sale of properties, we pay CR III Advisors or its affiliates an amount equal to up to one-half of the brokerage commission paid on the sale of property, not to exceed 3.0% of the contract price of each property sold; provided, however, in no event may the real estate commissions paid to our advisor, its affiliates and unaffiliated third parties exceed the lesser of the competitive real estate commission or an amount equal to 6.0% of the contract sales price. We sold 28 properties during the year ended December 31, 2012; however, no disposition fees were paid in connection with any of these transactions.

Additionally, we are required to pay to CR III Advisors performance fees based on a percentage of proceeds or stock value upon our sale of assets or the listing of our common stock on a national securities exchange, but only if, in the case of our sale of assets, our investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return or, in the case of the listing of our common stock, the market value of our common stock plus the distributions paid to our investors exceeds the sum of the total amount of capital raised from investors plus the amount of distributions necessary to generate an 8.0% annual cumulative, non-compounded return to investors. In the event of a sale of our assets, after investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return, then we will pay to CR III Advisors 15.0% of remaining net sale proceeds. Upon listing our common stock on a national securities exchange, we will pay to CR III Advisors a fee equal to 15.0% of the amount, if any, by which (1) the market value of our outstanding stock, determined using the average closing price over a period of 30 consecutive trading days beginning 180 days after our shares of common stock are listed, plus distributions paid by us prior to listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of distributions necessary to generate an 8.0% annual cumulative, non-compounded return to investors; provided however, that Cole Holdings Corporation has agreed, as part of our acquisition of Cole Holdings Corporation discussed above, to a 25% reduction from the amount payable pursuant to this fee under the Advisory Agreement, if any.

CR III Advisors incurs expenses in connection with our organization and our public offering of our common stock. Pursuant to the Advisory Agreement, we reimburse CR III Advisors up to 1.5% of our gross offering proceeds with respect to those expenses. During the year ended December 31, 2012, we recorded $13.2 million related to the reimbursement of such expenses.

Our Advisory Agreement has a one-year term expiring November 30, 2013, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties; however, as stated above, the Advisory Agreement will automatically terminate upon the listing of our common stock on the NYSE. Our independent directors are required to determine, at least annually, that the compensation to CR III Advisors is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our charter. Upon termination of the Advisory Agreement (other than due to our sale of assets or listing our common stock on a national securities exchange), we may be required to pay to CR III Advisors a performance fee similar to the performance fee described above if CR III Advisors would have been entitled to a performance fee had the portfolio been liquidated (based on an independent appraised value of the portfolio) on the date of termination.

Prior to our acquisition of Cole Holdings Corporation, Christopher H. Cole, our executive chairman and formerly our chief executive officer and president, indirectly owned 100% of the ownership and voting interests of CR III Advisors. D. Kirk McAllaster, Jr., our executive vice president, chief financial officer and treasurer, is the executive vice president and chief financial officer (REITs and real estate funds) of CR III Advisors. Marc T. Nemer, our chief executive officer and president and one of our directors, is the chief executive officer and president of CR III Advisors.

Property Management and Leasing Agreement

We are party to a Property Management and Leasing Agreement with Cole Realty Advisors, which became our wholly-owned subsidiary following our acquisition of Cole Holdings Corporation. Pursuant to the agreement,

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we pay to Cole Realty Advisors fees up to (i) 2.0% of gross revenues from our single-tenant properties and (ii) 4.0% of gross revenues from our multi-tenant properties, plus leasing commissions based upon the prevailing market rates applicable to the geographic location of the property. We also reimburse Cole Realty Advisors’ costs of managing and leasing the properties. Such fees and expenses recorded for the year ended December 31, 2012 totaled $14.9 million.

Our Property Management and Leasing Agreement has a one-year term expiring November 30, 2013, subject to an unlimited number of successive one-year renewals.

Prior to our acquisition of Cole Holdings Corporation, Christopher H. Cole, our executive chairman and formerly our chief executive officer and president, indirectly owned 100% of the ownership and voting interests of Cole Realty Advisors. D. Kirk McAllaster, Jr., our executive vice president, chief financial officer and treasurer, is the executive vice president, chief financial officer (REITs and real estate funds) and treasurer of Cole Realty Advisors. Marc T. Nemer, our chief executive officer and president and one of our directors, is the chief executive officer of Cole Realty Advisors.

Dealer Manager Agreement

We are party to a Dealer Manager Agreement with Cole Capital Corporation, the dealer manager in our initial and follow-on public offerings, which became our wholly-owned subsidiary following our acquisition of Cole Holdings Corporation. We pay to Cole Capital Corporation 7.0% of the gross offering proceeds from the offerings of our securities, except that no selling commissions are paid on shares sold under our distribution reinvestment plan. Cole Capital Corporation may reallow all or part of the selling commission to participating broker-dealers. The commission is subject to certain discounts based on the volume of securities sold to individual investors. Cole Capital Corporation also waives the selling commission with respect to shares sold by an investment advisory representative. In addition, Cole Capital Corporation receives up to 2.0% of gross proceeds from the offerings, before reallowance to participating broker-dealers, as a dealer-manager fee. Cole Capital Corporation, in its sole discretion, may reallow all or a portion of its dealer-manager fee to such participating broker-dealers as a marketing and due diligence expense reimbursement, based on such factors as the participating broker-dealer’s level of marketing support, level of due diligence review and likelihood of success of its sales efforts, each as compared to those of other participating broker-dealers. We do not pay a dealer-manager fee for shares purchased through our distribution reinvestment plan. For the year ended December 31, 2012, we paid to Cole Capital Corporation commissions and dealer-manager fees totaling $72.9 million, of which $64.7 million was reallowed to participating broker-dealers.

Our follow-on offering closed to new investors on February 29, 2012, at which time the Dealer Manager Agreement terminated by its terms, and, in April 2012, we deregistered all remaining unsold shares and terminated our follow-on offering. We no longer pay selling commissions or a dealer manager fee pursuant to the Dealer Manager Agreement with Cole Capital Corporation.

Prior to our acquisition of Cole Holdings Corporation, Christopher H. Cole, our executive chairman and formerly our chief executive officer and president, indirectly owned 100% of the ownership and voting interests of Cole Capital Corporation. Mr. Cole is the sole director of Cole Capital Corporation. Marc T. Nemer, our chief executive officer and president and one of our directors, is the president, secretary and treasurer of Cole Capital Corporation.

Certain Conflict Resolution Procedures

In order to reduce or eliminate certain potential conflicts of interest, our charter contains provisions relating to the allocation of investment opportunities among Cole-sponsored programs. In addition, our charter contains a number of restrictions relating to transactions we may enter into with our advisor and its affiliates even though they became our wholly-owned subsidiaries following our acquisition of Cole Holdings

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Corporation. The provisions on investment allocation and the restrictions on affiliated transactions will be removed from our charter if the amendment and restatement of our charter described in Proposal 2 of this proxy statement is approved by our stockholders and becomes effective. The restrictions in our current charter and the policies regarding the allocation of investment opportunities adopted by the Cole-sponsored programs include, among others, the following:

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We will not purchase or lease properties from our sponsor, our advisor, any of our directors or any of their respective affiliates unless a majority of the directors, including a majority of the independent directors, who are not otherwise interested in such transaction determines that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor, unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any property at an amount in excess of its current appraised value. We will not sell or lease properties to our sponsor, our advisor, any of our directors or any of their respective affiliates unless a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction determines that the transaction is fair and reasonable to us.

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We will not make any loans to our sponsor, our advisor, any of our directors or any of their respective affiliates, except that we may make or invest in mortgage loans involving our sponsor, our advisor, our directors or their respective affiliates, provided, among other things, that an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved by a majority of the directors, including a majority of the independent directors, who are not otherwise interested in such transaction, as fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties. In addition, our sponsor, our advisor, any of our directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of our directors, including a majority of the independent directors, who are not otherwise interested in the transaction, as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

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Our advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, our advisor must reimburse us for the amount, if any, by which our total operating expenses, including the advisor asset management fee, paid during the immediately prior four consecutive fiscal quarters exceeded the greater of: (i) 2% of our average invested assets for such year, or (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of our assets, for such year.

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In the event that an investment opportunity becomes available that may be suitable for both us and one or more other real estate programs being offered and sponsored by Cole Real Estate Investments, and for which more than one of such entities has sufficient uninvested funds, then our advisor and the advisors of the other programs, with oversight by their respective boards of directors, will examine the following factors, among others, in determining the entity for which the investment opportunity is most appropriate:

•	the investment objective of each entity;

•	the anticipated operating cash flows of each entity and the cash requirements of each entity;

•	the effect of the acquisition both on diversification of each entity’s investments by type of property, geographic area and tenant concentration;

•	the amount of funds available to each program and the length of time such funds have been available for investment;

•	the policy of each entity relating to leverage of properties;

•	the income tax effects of the purchase to each entity; and

•	the size of the investment.

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If, in the judgment of the advisors, the investment opportunity may be equally appropriate for more than one program, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity.

If a subsequent development, such as a delay in the closing of the acquisition or a delay in the construction of a property, causes any such investment, in the opinion of the advisors, to be more appropriate for an entity other than the entity that committed to make the investment, the advisors may determine that another program sponsored by Cole Real Estate Investments will make the investment. Our board of directors, including the independent directors, oversee the allocation process to ensure that the method used for the allocation of the acquisition of properties by two or more programs seeking to acquire similar types of properties is applied fairly to us.

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We will not enter into any other transaction with our sponsor, our advisor, any of our directors or any of their affiliates, including the acceptance of goods or services from our sponsor, our advisor, any of our directors or any of their affiliates, unless a majority of our directors, including a majority of the independent directors, who are not otherwise interested in the transaction, approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the 2014 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2014 Annual Meeting of Stockholders, must be received by our secretary, Kenneth R. Christoffersen, at our offices no later than December 11, 2013, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2014 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2014 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Kenneth R. Christoffersen, at our offices no earlier than November 13, 2013 and no later than December 13, 2013. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2013 Annual Meeting of Stockholders other than the matters referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

A copy of the Company’s 2012 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.colecapital.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

Kenneth R. Christoffersen Secretary

PLEASE VOTE – YOUR VOTE IS IMPORTANT

27

ANNEX 1

ARTICLES OF AMENDMENT AND RESTATEMENT

See attached.

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~~THIRD~~FOURTH ARTICLES OF AMENDMENT AND RESTATEMENT

~~OF~~

COLE CREDIT PROPERTY TRUST III, INC.

FIRST: Cole Credit Property Trust III, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its ~~Charter~~charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the ~~Charter~~charter currently in effect and as hereinafter amended:

Article I

INCORPORATOR

The undersigned, Christopher H. Cole, whose address is 2555 E. Camelback Road, Suite 400, Phoenix, Arizona 85016, being at least 18 years of age, ~~does hereby form~~formed a corporation under the general laws of the State of Maryland~~.~~ on January 22, 2008.

Article II

NAME

The name of the corporation (which is hereinafter called the “Corporation”) is:

Cole Credit Property Trust III, Inc.

Article III

PURPOSES AND POWERS

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of the Charter, “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

Article IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, ~~300 E. Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201. The name and address of the resident agent of the Corporation are The Corporation Trust Incorporated, ~~300 E. Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201. The resident agent is a Maryland corporation. The Corporation may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

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Article V

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~Acquisition Expenses. Any and all expenses incurred by the Corporation, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance premiums.~~

~~Acquisition Fees. Any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including, without limitation, real estate commissions, selection fees, Development Fees, Construction Fees, non-recurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~Advisor or Advisors. The Person or Persons, if any, appointed, employed or contracted with by the Corporation pursuant to Section 9.1 hereof and responsible for directing or performing the day-to-day business affairs of the Corporation, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~

~~Advisory Agreement. The agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.~~

~~Affiliate or Affiliated. As to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

Aggregate Share Ownership Limit. ~~Not more than~~ 9.8% in value of the aggregate of the outstanding Shares or such other percentage determined by the Board in accordance with Section 7.1.8 of the Charter.

~~Assets. Any Property, Mortgage or other direct or indirect investments in equity interests in, or loans secured by, Real Property (other than investments in bank accounts, money market funds or other current assets) owned by the Corporation, directly or indirectly through one or more of its Affiliates, by the Corporation and any other investment made, directly or indirectly through one or more of its Affiliates.~~

~~Average Invested Assets. For a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly, in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period; provided, however, that during such periods in which the Board is determining on a regular basis the current value of the Corporation’s net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, and only such purposes, “Average Invested Assets” will equal the greater of (i) the amount~~

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~~determined pursuant to the foregoing and (ii) the assets aggregate valuation established by the most recent such valuation determination without reduction for depreciation, bad debts or other non-cash reserves.~~

Beneficial Ownership. Ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Board or Board of Directors. The Board of Directors of the Corporation.

Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Bylaws. The Bylaws of the Corporation, as amended from time to time.

Charitable Beneficiary. One or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Charitable Trust. Any trust provided for in Section 7.2.1.

Charitable Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as ~~Trustee~~trustee of the Charitable Trust.

Charter. The charter of the Corporation.

Code. As provided in Article III herein.

~~Commencement of the Initial Public Offering. The date that the Securities and Exchange Commission declares effective the Corporation’s registration statement filed under the Securities Act for the Initial Public Offering.~~

Common Share Ownership Limit. ~~Not more than~~ 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares or such other percentage determined by the Board in accordance with Section 7.1.8 of the Charter.

Common Shares. As provided in Section 6.1 herein.

~~Competitive Real Estate Commission. A real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~

~~Construction Fee. A fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.~~

Constructive Ownership. Ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

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~~Contract Purchase Price. The amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.~~

Corporation. As provided in Article II herein.

~~Dealer Manager. Cole Capital Corporation, an Arizona corporation and an Affiliate of the Corporation, or such other Person selected by the Board to act as the dealer manager for an Offering.~~

~~Development Fee. A fee for the packaging of a Property or Mortgage, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~

Director. ~~As provided in Section 8.1 herein~~A director of the Corporation.

Distributions. Any distributions (as such term is defined in Section 2-301 of the MGCL) ~~of money or other property~~, pursuant to Section 6.2.5 hereof, by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

Excepted Holder. A stockholder of the Corporation for whom an Excepted Holder Limit is created by ~~Article VII or by~~ the Board of Directors pursuant to Section 7.1.7.

Excepted Holder Limit. Provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.1.7 and subject to adjustment pursuant to Section 7.1.8, the percentage limit established by the Board of Directors pursuant to Section 7.1.7.

~~Excess Amounts. As provided in Section 9.10 herein.~~

~~Extension Amendment. As provided in Article XVI herein.~~

~~Gross Proceeds. The aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions, volume discounts, dealer manager fees or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions or Dealer-Manager Fees are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Corporation are not reduced) shall be deemed to be the full amount of the Offering price per Share pursuant to the Prospectus for such Offering without giving effect to such reduction.~~

~~Independent Appraiser. A Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is a qualified appraiser of Real Property of the type held by the Corporation or of other Assets as determined by the Board of Directors. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of such qualification as to Real Property.~~

~~Independent Director. A Director who is not, and within the last two years has not been, directly or indirectly associated with the Sponsor, the Corporation, the Advisor or any of their Affiliates by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Corporation, the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director for the~~

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~~Corporation, (v) service as a director of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” per se if the aggregate gross revenue derived by the prospective Independent Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director’s annual gross income during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.~~

~~Indemnitee. As provided in Section 13.2(b) herein.~~

~~Initial Date. The date upon which Shares are first issued in the Initial Public Offering.~~

~~Initial Investment. That portion of the initial capitalization of the Corporation contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~

~~Initial Public Offering. The first Offering.~~

~~Invested Capital. The amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price per Share, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Corporation to repurchase Shares pursuant to the Corporation’s plan for the repurchase of Shares.~~

~~Joint Ventures. Those joint venture or partnership arrangements in which the Corporation or the Operating Partnership is a co-venturer or general partner established to acquire or hold Assets.~~

~~Leverage. The aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~Listing. The listing of the Shares on a national securities exchange. Upon such Listing, the Shares shall be deemed Listed.~~

Market Price. On any date, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, ~~as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal~~any other national securities exchange ~~on which~~or, if such Shares are not listed or admitted to trading ~~or, if such Shares are not quoted by any such organization~~on any other national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.

MGCL. The Maryland General Corporation Law.

~~Mortgages. In connection with mortgage financing provided, invested in, participated in or purchased by the Corporation, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owed by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~

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~~NASAA REIT Guidelines. The Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007 and in effect on the Initial Date.~~

~~Net Assets. The total assets of the Corporation (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves less total liabilities, calculated at least quarterly by the Corporation on a basis consistently applied; provided, however, that during such periods in which the Board is determining on a regular basis the current value of the Corporation’s net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, and only for such purposes, “Net Assets” shall mean the greater of (i) the amount determined pursuant to the foregoing and (ii) the assets’ aggregate valuation established by the most recent such valuation without reduction for depreciation, bad debts or other non-cash reserves.~~

~~Net Income. For any period, the Corporation’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.~~

~~Net Sales Proceeds. In the case of a transaction described in clause (i)(A) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Corporation from the Joint Venture less the amount of any selling expenses, including legal fees and expenses, incurred by or on behalf of the Corporation (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Corporation, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Corporation in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any consideration (including non-cash consideration such as stock, notes or other property or securities) that the Corporation determines, in its discretion, to be economically equivalent to proceeds of a Sale, valued in the reasonable determination of the Company. Net Sales Proceeds shall not include any reserves established by the Corporation in its sole discretion.~~

~~Non-Compliant Tender Offer. As provided in Section 7.6 herein.~~

NYSE. The New York Stock Exchange.

~~Offering. Any public offering and sale of Shares pursuant to an effective registration statement filed under the Securities Act, excluding Shares offered under any employee benefit plan.~~

~~Operating Partnership. CRIT Operating Partnership, LP, a Delaware limited partnership, through which the Corporation may own Assets.~~

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~~Organization and Offering Expenses. Any and all costs and expenses incurred by and to be paid from the assets of the Corporation in connection with the formation, qualification and registration of the Corporation, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs of the Corporation related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees, and accountants’ and attorneys’ fees.~~

Person. An individual, corporation, business trust, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), limited liability company, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

~~Plan of Liquidation. As provided in Article XVI herein.~~

Preferred Shares. As provided in Section 6.1 herein.

Prohibited Owner. With respect to any purported Transfer, any Person who, but for the provisions of Section 7.1.1, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

~~Property or Properties. As the context requires, any, or all, of the Real Property acquired by the Corporation, either directly or indirectly through joint venture arrangements or other partnership or investment interests.~~

~~Prospectus. The same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.~~

~~Real Property or Real Estate. Land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~

~~Reinvestment Plan. As provided in Section 6.10.~~

~~REIT. A corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.~~

REIT Provisions of the Code. Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to ~~real estate investment trusts~~REITs (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date. The first day ~~after the Initial Date~~ on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a

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REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.

~~Roll-Up Entity. A partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. A transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the Stockholders. Such term does not include:~~

~~(a) a transaction involving securities of a corporation that have been for at least twelve months listed on a national securities exchange; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) Stockholders’ voting rights;~~

~~(ii) the term of existence of the Corporation;~~

~~(iii) Sponsor or Advisor compensation; or~~

~~(iv) the Corporation’s investment objectives.~~

~~Sale or Sales. (i) any transaction or series of transactions whereby: (A) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Corporation or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Corporation or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all repayments thereunder or in satisfaction thereof other than regularly scheduled interest payments) and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested in one or more Assets within 180 days thereafter.~~

~~SDAT. As provided in Section 6.4 herein.~~

Securities. Any of the following issued by the Corporation, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in

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general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

~~Securities Act. The Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

~~Selling Commissions. Any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions and fees payable to the Dealer Manager.~~

Shares. Shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.

~~Soliciting Dealers. Those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and, in either case, have executed participating broker or other agreements with the Dealer Manager to sell Shares.~~

~~Sponsor. Any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (ii) will manage or participate in the management of the Corporation, and any Affiliate of any such Person, other than a Person whose only relationship with the Corporation is that of an independent property manager and whose only compensation is as such, (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Corporation, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry, or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation.~~

~~Stockholder List. As provided in Section 12.5 herein.~~

Stockholders. The holders of record of the Shares as maintained in the books and records of the Corporation or its transfer agent.

~~Tendered Shares. As provided in Section 7.6 herein.~~

~~Termination Date. The date of termination of the Advisory Agreement.~~

~~Termination of the Initial Public Offering. The earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Corporation or (ii) the date on which all shares offered in the Initial Public Offering are sold, excluding warrants offered thereunder and shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan (as hereafter defined).~~

Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, ~~of~~

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~~Shares or the right to vote or receive dividends on Shares,~~ including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

~~Total Operating Expenses. All costs and expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to corporate business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).~~

~~2%/25% Guidelines. As provided in Section 9.10 herein.~~

~~Unimproved Real Property. Property in which the Corporation has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.~~

Article VI

STOCK

Section 6.1 Authorized Shares. The Corporation has authority to issue 1,000,000,000 Shares, consisting of 990,000,000 shares of Common Stock, $0.01 par value per share (“Common Shares”), and 10,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Shares”). The aggregate par value of all authorized ~~shares of stock~~Shares having par value is $10,000,000. If Shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article VI, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the ~~stockholders of the Corporation~~ Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series of stock that the Corporation has authority to issue.

Section 6.2 Common Shares.

Section 6.2.1 Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any class or series of Preferred Shares.

Section 6.2.2 Description. Subject to the provisions of Article VII and except as may otherwise be specified in the ~~terms of any class or series of Common Shares~~Charter, each Common Share shall entitle the holder thereof to

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one vote ~~per Share on all matters upon which Stockholders are entitled to vote pursuant to Section 12.2 hereof. The Board~~. The Board, without any action by the Stockholders, may classify or reclassify any unissued Common Shares from time to time ~~in~~into one or more classes or series of Shares~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed voting rights that bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share~~.

Section 6.2.3 Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Corporation, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares then outstanding.

Section 6.2.4 Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

Section 6.2.5. Distribution Rights. The Board from time to time may authorize and the Corporation may pay to Stockholders such dividends or other Distributions in cash or other property, including in shares of one class of the Corporation’s stock payable to holders of shares of another class of stock of the Corporation, as the Board in its discretion shall determine. The Board shall endeavor to authorize, and the Corporation may pay, such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Corporation; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares ~~and from all liability to see to the application thereof~~. ~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (a) the Board advises each Stockholder of the risks associated with direct ownership of the property, (b) the Board offers each Stockholder the election of receiving such in-kind distributions, and (c) in-kind distributions are made only to those Stockholders that accept such offer.~~

Section 6.3 Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any class or series from time to time, ~~in~~into one or more classes or series of Shares~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed voting rights that bear the same relationship to the voting rights of a publicly held Share, as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share~~.

Section 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of ~~Section 6.9~~Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions,

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limitations as to dividends or other ~~distributions~~Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ~~(“SDAT”)~~. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary ~~filed with the SDAT~~.

~~Section 6.5 Dividends and Distributions. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Stockholders that accept such offer.~~

~~Section 6.6~~

Section 6.5 Charter and Bylaws. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

~~Section 6.7 No Issuance of Share Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To transfer his or her Shares, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such transfer will also be recorded on the books of the Corporation. Upon issuance or transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.~~

~~Section 6.8 Suitability of Stockholders. Until Listing, the following provisions shall apply:~~

~~Section 6.8.1 Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Stockholder in the Corporation, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:~~

~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or~~

~~(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.~~

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~~Section 6.8.2 Determination of Suitability of Sale. Until the Shares are Listed, the Sponsor and each Person selling Shares on behalf of the Sponsor or the Corporation shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling Shares on behalf of the Sponsor or the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.~~

~~The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~The Sponsor or each Person selling Shares on behalf of the Sponsor or the Corporation shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder. The Sponsor or each Person selling Shares on behalf of the Sponsor or the Corporation shall maintain these records for at least six years.~~

~~Section 6.8.3 Minimum Investment and Transfer. Subject to certain individual state requirements, no sale or transfer of Shares will be permitted of less than 250 Shares, and a Stockholder shall not transfer, fractionalize or subdivide such Shares so as to retain less than such minimum number thereof.~~

~~Section 6.9 Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Company’s Sponsor, Advisor, Director, or Affiliates are prohibited from receiving a fee on the repurchase of Shares by the Company.~~

~~Section 6.10 Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~

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Article VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1 Shares.

Section 7.1.1 Ownership Limitations. ~~During the period commencing on the Initial Date and prior~~Prior to the Restriction Termination Date:

(a)	Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) Not more than 50% of the outstanding Shares may be owned by any five or fewer individuals, including some tax-exempt entities. In addition, any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.1.1(a)(i) or (ii),

(i) then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.1.1(a)(i) or (ii) (rounded to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.1.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(c) To the extent that, upon a transfer of Shares pursuant to Section 7.1.1(b), a violation of any provision of this Section 7.1 would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is not violation of any provision of this Section 7.1.

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Section 7.1.2 Remedies for Breach. If the Board of Directors or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 7.1.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.1.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

Section 7.1.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 7.1.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.1.4 Owners Required To Provide Information. ~~From the Initial Date and prior~~Prior to the Restriction Termination Date:

(a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit.

(b) each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.1.5 Remedies Not Limited. Subject to Section ~~8.1~~8.6 of the Charter, nothing contained in this Section 7.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 7.1.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.1, Section 7.2 or any definition contained in Article V, the Board of Directors shall have the power to determine the application of the provisions of this Section 7.1 or Section 7.2 with respect to any situation based on the facts known to it. In the event Section 7.1 or 7.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article V or Sections 7.1 or 7.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.1.2) acquired

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Beneficial or Constructive Ownership of Shares in violation of Section 7.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

Section 7.1.7 Exceptions.

(a) Subject to Section 7.1.1(a)(ii), the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such Shares will violate Section 7.1.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.1.1 through 7.1.6) will result in such Shares being automatically transferred to a Charitable Trust in accordance with Sections 7.1.1(b) and 7.2.

(b) Prior to granting any exception pursuant to Section 7.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 7.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.

Section 7.1.8 Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 7.1.1(a)(ii), the Board of Directors may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that

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the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.

Section 7.1.9 Legend. Any certificate for Shares shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a ~~Real Estate Investment Trust~~real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s ~~Charter~~charter, (i) no Person may Beneficially or Constructively Own Common Shares ~~of the Corporation~~ in excess of 9.8% (in value or number of shares) of the outstanding Common Shares ~~of the Corporation~~ unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares ~~of the Corporation~~ in excess of 9.8% of the value of the total outstanding Shares ~~of the Corporation~~, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) ~~no Person may~~any Transfer of Shares ~~if such Transfer~~that would result in Shares ~~of the Corporation~~ being beneficially owned by fewer than 100 Persons~~. Any~~ (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such Shares. Any effective Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on transfer or ownership as set forth in (i), (ii) or (iii) are violated, the Shares ~~represented hereby~~in excess or in violation of the above limitations will be automatically transferred to a ~~Trustee~~trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i), (ii) or (iii) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Corporation’s ~~Charter~~charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares ~~of the Corporation~~ on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. ~~In the case of uncertificated Shares, the Corporation will send the holder of such Shares a written statement of the information otherwise required on certificates.~~

Section 7.2 Transfer of Shares in Trust.

Section 7.2.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.1.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to

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the Charitable Trustee as ~~Trustee~~trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.2.6.

Section 7.2.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares ~~of the Corporation~~. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other ~~distributions~~Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

Section 7.2.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other ~~distributions~~Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other ~~distribution~~Distribution paid prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other ~~distribution~~Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or ~~distributions~~other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that Shares have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 7.2.4 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 7.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.2.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per Share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and ~~distributions~~other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.2.3 of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have

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been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.2.4, such excess shall be paid to the Charitable Trustee upon demand.

Section 7.2.5 Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per Share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and ~~distributions~~other Distributions which ~~has~~have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.2.3 of this Article VII. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 7.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 7.2.6 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.1.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 7.3 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.4 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.5 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

~~Section 7.6 Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Share of Common Stock purchased in the Corporation’s latest Offering at full~~

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~~purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the Reinvestment Plan), (ii) the fair market value of the Shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 7.6, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 7.6. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 7.6 shall be of no force or effect with respect to any Shares that are then Listed.~~

Article VIII

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 8.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation (the “Directors”) shall ~~initially~~ be ~~one (~~five, which number may be increased or decreased from time to time pursuant to the Bylaws~~),~~; provided, however, that ~~from the Commencement of the Initial Public Offering until the Common Shares are Listed,~~ the total number of Directors shall ~~not be fewer than three; provided further that there may be fewer than three Directors at any time the Corporation has only one holder of record of Common Shares. From and after the Commencement of the Initial Public Offering, a majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor and except for any time the Corporation has only one holder of record of Common Shares~~never be less than the minimum number required by the MGCL. The Directors may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise, on the Board, in the manner provided in the Bylaws. The ~~name~~names of the ~~Director~~Directors who shall serve until the ~~first~~next annual meeting of stockholders and until ~~his successor is~~their successors are duly elected and ~~qualifies is~~qualify are:

Christopher H. Cole

Marc T. Nemer

Thomas A. Andruskevich

Scott P. Sealy, Sr.

Leonard W. Wood

The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. ~~Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.~~

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~~Section 8.2 Experience. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~

~~Section 8.3 Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that from and after the commencement of the Initial Public Offering, the majority of the members of each committee will be Independent Directors.~~

~~Section 8.4 Term. Each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~

~~Section 8.5 Fiduciary Obligations. The Directors and the Advisor serve in a fiduciary capacity to the Corporation and have a fiduciary duty to the Stockholders of the Corporation, including, with respect to the Directors, a specific fiduciary duty to supervise the relationship of the Corporation with the Advisor.~~

~~Section 8.6~~ Section 8.2 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

~~Section 8.7~~ Section 8.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws. ~~The issuance of Preferred Shares shall also be approved by a majority of Independent Directors not otherwise interested in the transaction, who shall have access at the Corporation’s expense to the Corporation’s legal counsel or to independent legal counsel.~~

~~Section 8.8~~ Section 8.4 Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 6.4 or as may otherwise be provided by contract ~~approved by the Board of Directors~~, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other ~~security of the Corporation~~Securities which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of ~~stock~~Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

~~Section 8.9~~ Section 8.5 Determinations by Board. The determination as to any of the following matters, made ~~in good faith~~ by or pursuant to the direction of the Board of Directors ~~consistent with the Charter,~~ shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other ~~distributions~~Distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time

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of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other ~~distributions~~Distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any Shares; the number of Shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation~~; any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines~~; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws, or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory~~.

~~Section 8.10~~ Section 8.6 REIT Qualification. ~~If the Corporation elects to qualify for federal income tax treatment as a REIT, the~~The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.

~~Section 8.11~~

Section 8.7 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors. ~~At a meeting in which there is a quorum, the holders of a majority of Shares can elect to remove any Director, or the entire Board of Directors.~~

~~Section 8.12 Compensation of Independent Directors. The Board of Directors may determine, from time to time, the compensation, if any, that any Independent Director may receive for his or her services including, but not limited to, retainers, fees, incentive stock options and reimbursement of expenses.~~

~~Section 8.13 Board Action with Respect to Certain Matters. A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.~~

~~Article IX~~

~~ADVISOR~~

~~Section 9.1 Appointment and Initial Investment of Advisor. The Board is responsible for setting the general policies of the Corporation and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the Board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of~~

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~~retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor or its Affiliates have made an initial investment of $200,000 in the Corporation. The Advisor or any such Affiliate may not sell this initial investment while the Advisor remains an Advisor, but may transfer the initial investment to other Affiliates.~~

~~Section 9.2 Supervision of Advisor. The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. In addition, from time to time, but not less often than annually, a majority of the Independent Directors and a majority of Directors not otherwise interested in the transaction must approve each transaction with the Advisor or its Affiliates. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Corporation and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~

~~Section 9.3 Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Corporation and to the Stockholders.~~

~~Section 9.4 Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~

~~Section 9.5 Termination. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the Board in making an orderly transition of the advisory function.~~

~~Section 9.6 Disposition Fee on Sale of Property. The Corporation may pay the Advisor, or its Affiliate, a real estate disposition fee upon Sale of one or more Properties, in an amount up to one-half of the brokerage commission paid, but in no event greater than three percent of the sales price of such Property or Properties.~~

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~~Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added all other real estate commissions paid to the Advisor, its Affiliates or unaffiliated parties in connection with such Sale shall not exceed an amount equal to the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the contract sales price of such Property or Properties.~~

~~Section 9.7 Incentive Fees. The Corporation may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to eight percent (8%) of the Invested Capital per annum cumulative, non-compounded. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Assets by each respective Advisor or any Affiliate.~~

~~Section 9.8 Organization and Offering Expenses Limitation. The Corporation shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 10% of the Gross Proceeds of each Offering, unless otherwise approved by a majority of the Independent Directors, but in no event in excess of an amount equal to 15% of the Gross Proceeds raised in each Offering.~~

~~Section 9.9 Acquisition Fees. The Corporation may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to six percent of the Contract Purchase Price, or, in the case of a Mortgage, six percent of the funds advanced; provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.~~

~~Section 9.10 Reimbursement for Total Operating Expenses. The Corporation may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however that the Corporation shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Corporation the amount by which the expenses exceeded the 2%/25% Guidelines.~~

~~Section 9.11 Reimbursement Limitation. The Corporation shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~

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~~Article X~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~Section 10.1 Investment Objectives. The Board of Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that such policies are carried out.~~

~~Section 10.2 Review of Objectives. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

~~Section 10.3 Certain Permitted Investments. Until such time as the Common Shares are Listed, the following investment limitations shall apply.~~

~~(a) The Corporation may invest in Assets, as defined in Article V hereof.~~

~~(b) The Corporation may invest in Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers.~~

~~(c) Subject to any limitations in Section 10.4, the Corporation may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~Section 10.4 Investment Limitations. Until such time as the Common Shares are Listed, the following investment limitations shall apply. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, the following shall apply to the Corporation’s investments:~~

~~(a) Not more than ten percent of the Corporation’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~

~~(b) The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in real estate assets and mortgages.~~

~~(c) The Corporation shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

~~(d) The Corporation shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by an appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including~~

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~~the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.~~

~~(e) The Corporation shall not invest in indebtedness secured by a mortgage on real property that is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.~~

~~(f) The Corporation shall not issue (i) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (ii) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (iii) equity Securities on a deferred payment basis or under similar arrangements; or (iv) options or warrants to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. Options or warrants may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.~~

~~(g) A majority of the Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by the Independent Directors.~~

~~(h) The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage shall not exceed 75% of the cost (before deducting depreciation or other non-cash reserves) of all of the Assets. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Corporation following such borrowing, along with justification for such excess.~~

~~(i) The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

~~(j) The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.~~

~~(k) The Corporation shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~

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~~Article XI~~

~~CONFLICTS OF INTEREST~~

~~Section 11.1 Sales and Leases to the Corporation. The Corporation may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price paid by the Corporation for of any such Asset exceed the Asset’s current appraised value.~~

~~Section 11.2 Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. An Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Corporation if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Corporation.~~

~~Section 11.3 Other Transactions~~.

~~(a) The Corporation shall not engage in any other transaction with the Sponsor, the Advisor, a Director or any Affiliates thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~

~~(b) The Corporation shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof except Mortgages pursuant to Section 10.4(c) hereof or loans to wholly owned subsidiaries of the Corporation. The Sponsor, Advisor, Directors and any Affiliates thereof shall not make loans to the Corporation, or to joint ventures in which the Corporation is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties.~~

~~Section 11.4 Conflict Resolution Procedures. In the event that an investment opportunity becomes available that is suitable for both the Corporation and a public or private entity with which the Advisor or its Affiliates are affiliated, for which both entities have sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for an entity if the 2%/25% Guidelines could not be satisfied if the entity were to make the investment. In determining whether or not an investment opportunity is suitable for more than one entity, the Board and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the acquisition both on diversification of each entity’s investments by type of property and geographic area and on diversification of the tenants of its properties, the policy of each entity relating to leverage of properties, the anticipated cash flow of each entity, the income tax effects of the purchase to each entity, the size of the investment and the amount of funds available to each program and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of the acquisition of such investment or a delay in the construction of a property, causes any such investment, in the opinion of the Board and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, the Advisor may determine that the other entity affiliated with the Advisor or its Affiliates will make the investment. It shall be the duty of the Board, including the Independent Directors, to ensure that the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of Assets is applied fairly to the Corporation.~~

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~~Article XII~~

~~STOCKHOLDERS~~

~~Section 12.1 Meetings. There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held upon reasonable notice and on a date that is a reasonable period of time following the distribution of the Corporation’s annual report to Stockholders but not less than thirty days after delivery of such report. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation upon the written request of Stockholders entitled to cast not less than ten percent of all the votes entitled to be cast at any such special meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 12.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws. The Directors, including the Independent Directors, shall take reasonable steps to insure that all requirements within this Section 12.1 are met.~~

~~Section 12.2 Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 12.1, 8.4 and 8.11 hereof; (b) amendment of the Charter, without the necessity for concurrence by the Board, as provided in Article XIV hereof; (c) dissolution of the Corporation, without the necessity for concurrence by the Board; (d) merger or consolidation of the Corporation, or the sale or other disposition of all or substantially all of the Corporation’s assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board of Directors may not (i) amend the Charter to adversely affect the rights, preferences and privileges of the holders of Common Shares; (ii) amend the Charter provisions relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Corporation other than before the initial investment in property; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business or as otherwise permitted by law; or (v) cause the merger of the Corporation, except as permitted by law.~~

~~Section 12.3 Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.~~

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~~Section 12.4 Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~Section 12.5 Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Corporation upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.~~

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Corporation. The Corporation may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Corporation. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~Section 12.6 Reports. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Corporation shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (iv) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

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~~Article XIII~~Article IX

LIABILITY LIMITATION, INDEMNIFICATION

AND TRANSACTIONS WITH THE CORPORATION

~~Section 13.1~~ Section 9.1 Limitation of Stockholder Liability. The Shares, when issued and fully-paid, shall be non-assessable by the Corporation. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of his being a Stockholder.

~~Section 13.2 Limitation of Director and Officer Liability.~~

~~(a) Subject to any limitations set forth under~~ Section 9.2 Limitation of Director and Officer Liability. To the maximum extent that Maryland law ~~or in paragraph (b), no~~in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section ~~13.2(a),~~9.2, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~13.2(a),~~9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

~~(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide that a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~

~~(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~

~~(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.~~

~~(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(iv) Such agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~

~~Section 13.3 Indemnification~~.

~~(a) Subject to any limitations set forth under~~Section 9.3 Indemnification. The Corporation shall have the power, to the maximum extent permitted by Maryland law ~~or in paragraph (b) or (c) below, the Corporation shall~~in effect from time to time, to obligate itself to indemnify, and~~, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~ to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former Director or officer of the Corporation ~~and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity,~~or (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of ~~such~~another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise ~~and who is made or threatened to be made a party to the proceeding~~from and against any claim or liability to which such person may become subject or which such person may incur by

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reason of his or her service in ~~that capacity or (iii) the Advisor of any of its Affiliates acting as an agent of the Corporation.~~ such capacity. The Corporation ~~may~~shall have the power, with the approval of the Board ~~of Directors or any duly authorized committee thereof~~, to provide such indemnification and ~~advance for~~advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. ~~The Board may take such action as is necessary to carry out this Section 13.3(a). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:~~

~~(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~

~~(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.~~

~~(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~

~~(c) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~Section 13.4 Payment of Expenses. The Corporation may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (ii) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 13.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.~~

~~Section 13.5~~ Section 9.4 Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating

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an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

Article X

~~Article XIV~~AMENDMENTS

~~Section 14.1 General.~~

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter~~, including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (2) any amendment to Sections 8.2, 8.5 and 8.11 of Article VIII, Article X, Article XI, Article XIII, Article XV and Article XVI hereof and this Article XIV (or any other amendment of the Charter that would have the effect of amending such sections)~~.

~~Article XV~~

~~ROLL-UP TRANSACTIONS~~

~~In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Appraiser. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(i) remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the Stockholders having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 12.1 and 12.2 hereof;~~

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~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll~~-~~Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll~~-~~Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~

~~(c) in which an investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 12.4 and 12.5 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the Stockholders.~~

~~Article XVI~~

~~DURATION~~

~~In the event that Listing does not occur on or before the tenth anniversary of the Termination of the Initial Public Offering, then the Board of Directors must either (a) adopt a resolution that sets forth a proposed amendment to the Charter extending or eliminating this deadline (the “Extension Amendment”), declare that the Extension Amendment is advisable and direct that the proposed Extension Amendment be submitted for consideration at either an annual or special meeting of the Stockholders, or (b) adopt a resolution that declares that a proposed liquidation and dissolution is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”), and direct that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Stockholders. If the Board of Directors seeks the Extension Amendment as described above and the Stockholders do not approve such amendment, then the Board of Directors shall seek the Plan of Liquidation as described above. If the Stockholders do not then approve the Plan of Liquidation, the Corporation shall continue its business. If the Board of Directors seeks the Plan of Liquidation as described above and the Stockholders do not approve such resolution, then the Board of Directors shall seek the Extension Amendment as described above. If the Stockholders do not then approve the Extension Amendment, the Corporation shall continue its business. In the event that Listing occurs on or before the tenth anniversary of the Termination of the Initial Public Offering, the Corporation shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.~~

THIRD: The amendment to and restatement of the ~~Charter~~charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the ~~sole Stockholder~~stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the ~~Charter~~charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the ~~Charter~~charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VIII of the foregoing amendment and restatement of the ~~Charter~~charter.

SEVENTH: The total number of shares of stock that the Corporation had authority to issue immediately prior to ~~this~~the foregoing amendment and restatement ~~was 500,000,000~~of the charter was 1,000,000,000, consisting of ~~490,000,000~~990,000,000 shares of Common Stock, $0.01 par value per share and 10,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value was ~~$5,000,000.~~ $10,000,000.

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EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is ~~500,000,000~~1,000,000,000, consisting of ~~490,000,000~~990,000,000 shares of Common Stock, $0.01 par value per share, and 10,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is ~~$5,000,000.~~ $10,000,000.

NINTH: The undersigned ~~Chief Executive Officer~~ acknowledges these ~~Third~~Fourth Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned ~~Chief Executive Officer~~ acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these ~~Third~~Fourth Articles of Amendment and Restatement to be signed in its name and on its behalf by its ~~Chief Executive Officer~~                    and attested to by its ~~Secretary~~                    on this ~~26th~~    day of ~~September , 2008.~~                    , 2013.

ATTEST:	COLE CREDIT PROPERTY TRUST III, INC.
By: ~~D. Kirk McAllaster, Jr.~~	~~By: Christopher H. Cole~~
(SEAL)
Name: ~~D. Kirk McAllaster, Jr.~~	Name: ~~Christopher H. Cole~~
Title: ~~Secretary~~	Title: ~~Chief Executive Officer~~

P.O. BOX 55046 BOSTON, MA 02205-5046

Your Proxy Vote is Important!

Vote by Telephone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot.

Vote by Mail

Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope.

Vote by Internet

Please go to the electronic voting site at www.eproxyvote.com/cole or scan the QR code to the left. Follow the on-line instructions. If you vote by internet, you do not have to return your paper ballot.

If Voting by Mail		PROXY TABULATOR P.O. BOX 55046 BOSTON, MA 02205-9836
Remember to sign and date ballot below.
Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	▶

COLE CREDIT PROPERTY TRUST III, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 19, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder hereby appoints D. Kirk McAllaster, Jr. and Kenneth R. Christoffersen, each as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Credit Property Trust III, Inc., on behalf and in the name of the undersigned, to attend the Annual Meeting of Stockholders of COLE CREDIT PROPERTY TRUST III, INC. to be held at 11:00 a.m. local time on June 19, 2013, at The Ritz-Carlton, Phoenix located at 2401 E. Camelback Road, Phoenix, Arizona 85016, and any postponements or adjournment thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting, and any adjournment or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of Annual Meeting of Stockholders, the proxy statement and the annual report.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed herein. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR ALL” of the nominees for director listed in Proposal 1 and “FOR” the amendment and restatement of the company’s charter in Proposal 2. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to postpone or adjourn the meeting to provide more time to solicit proxies for any or all of the proposals referenced herein.

Important Notice Regarding the Availability of Proxy Materials for the Cole Credit Property Trust III, Inc. Annual Meeting of Stockholders to Be Held on June 19, 2013. The Annual Report and Proxy Statement for this meeting are available at: http://www.eproxyvote.com/cole.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▶	Signature(s)

Date:

THIS PROXY WILL BE VOTED “FOR ALL” OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND “FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S CHARTER IN PROPOSAL 2 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION.

The Board of Directors recommends that you vote FOR ALL nominees for director below:

Proposal 1. Election of Directors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(1) Christopher H. Cole (2) Marc T. Nemer (3) Thomas A. Andruskevich (4) Scott P. Sealy, Sr. (5) Leonard W. Wood	☐	☐	☐
* To Withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) in the box below.

The Board of Directors recommends that you vote FOR the amendment and restatement of the Company’s charter:

	FOR	AGAINST	ABSTAIN

Proposal 2. Amendment and Restatement of the Company’s Charter.	☐	☐	☐